1 9 CONFIDENTIAL May 9, 2022 Subordinated Notes Offering Investor Presentation NASDAQ: CBAN

2 This confidential presentation (this “Presentation”) has been prepared solely for general informational purposes by Colony Bankcorp, Inc. (the “holding company”, and, together with its wholly owned subsidiary Colony Bank (the “Bank”), the “Company”, “we”, or “our”), and is being furnished solely for use on a confidential basis by a limited number of selected prospective qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) in considering participation in the proposed private offering (the “Offering”) of the holding company’s subordinated notes (the “Securities”). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company and its affiliates nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or its affiliates or any other person in the course of the recipient’s evaluation of the Company or the Offering. This Presentation does not constitute an offer to sell, or a solicitation of an offer to purchase, the Securities nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Offering. The Securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold absent registration or an exemption from registration under applicable federal and state securities laws. The Securities are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Neither the Securities nor the investment in the Securities has been approved or disapproved by the Securities and Exchange Commission (the “SEC”), the FDIC, the Board of Governors of the Federal Reserve System, the Georgia Department of Banking and Finance or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company has authorized Performance Trust Capital Partners, LLC, to act as its sole placement agent in the Offering. The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all-inclusive or to contain all of the information that a prospective participant may desire or require to form the basis of any investment decision. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering, the creditworthiness of the Company, and the value of the Company. The information and data contained herein are not a substitute for a recipient’s independent evaluation and analysis. In making a decision to invest in the Securities, prospective participants must rely on their own examination of the Company, including the merits and risks involved. Prospective participants are urged to consult with their own legal, tax, investment, regulatory and accounting advisers with respect to the consequences of an investment in the Company. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the form of a note purchase agreement (the “purchase agreement”), the purchase agreement shall control. Except as otherwise indicated, this Presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that the information contained herein is correct as of any future date or that there has been no change in the affairs of the Company after the date hereof. You will be given the opportunity to ask questions of and receive answers from Company representatives concerning the Company’s business and the terms and conditions of the Offering, and the Company may provide you with additional relevant information that you may reasonably request to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity. This Presentation may contain statistics and data that in some cases has been obtained or compiled from information made available by third-party service providers, including references to the Performance Trust PT ScoreTM developed by Performance Trust Capital Partners, LLC. The Company makes no representations or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. You should consult with your own advisors as needed to assist you in making your investment decision and to advise you whether you are legally permitted to purchase the Securities. The Company reserves the right to withdraw or amend this Offering for any reason and to reject any purchase agreement in whole or in part. Notice to Recipients

3 This Presentation has been prepared by the Company solely for informational purposes based on information regarding our operations, as well as information from public sources. This Presentation is being furnished on a confidential basis to a limited number of qualified institutional buyers. The information in this Presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, in whole or in part, to any other person. The Company reserves the right to request the return or destruction of this Presentation at any time. Any offering of Securities may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This Presentation does not contain all of the information you should consider before investing in Securities and should not be construed as accounting, investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the Securities and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment in the Securities prior to making an investment decision and should not rely on any information set forth in this Presentation. The Securities will not be registered for public sale and will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the Securities described herein. Investment in the Securities involves a high degree of risk. The following factors, among others, could cause actual results to differ materially from forward-looking statements or the Company’s historical performance: (i) the Securities will be unsecured and subordinated to any future senior indebtedness; (ii) the Securities will not be insured or guaranteed by the FDIC, any other governmental agency or the Bank; (iii) the Securities will be structurally subordinated to the indebtedness and other liabilities of the Company, which means that creditors of the Company generally will be paid from the Company’s assets before holders of the Securities would have any claims to those assets; (iv) the Securities do not contain any limitations on our ability to incur additional indebtedness, grant or incur a lien on our assets or sell or otherwise dispose of assets; (v) payments on the Securities will depend on receipt of dividends and distributions from the Bank; (vi) we may not be able to generate sufficient cash to service all of our debt, including the Securities; (vii) regulatory guidelines may restrict our ability to pay the principal of, and accrued and unpaid interest on, the Securities, regardless of whether we are the subject of any insolvency proceeding; and (viii) holders of the Securities will have limited rights, including limited rights of acceleration, if there is an event of default. This Presentation contains "forward-looking statements“ within the meaning of, and subject to the protections of, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act and Section 21E of the Exchange Act. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of the Company or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding and future profitability; (v) statements regarding the effects of the COVID-19 pandemic and related variants on the Company’s business and financial results and conditions; and (vi) statements of assumptions underlying such statements. Words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “target,” “potential,” “opportunity,” “could,” “project,” “seek,” “should,” “will,” “would,” “plan,” “estimate,” “predict” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of the COVID-19 pandemic and related variants on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; the Company’s ability to implement its various strategic and growth initiatives; competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; interest rate risk; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations; adverse results from current or future litigation, regulatory examination or other legal and/or regulatory actions, including as a result of the Company's participation in and execution of government programs related to the COVID-19 pandemic and related variants; higher inflation and its impacts; the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine; risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; the risks associated with the Company’s pursuit of future acquisitions; and general competitive, economic, political and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the SEC, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. This Presentation contains certain pro forma and projected information as part of its forward-looking statements, including projected pro forma information that reflects the Company's current expectations and assumptions. This pro forma information does not purport to present the results that the Company will actually realize. Offering Disclaimer

4 Statements included in this Presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measure to GAAP financial measures. The non-GAAP financial measures used in this presentation include the following: tangible equity to tangible assets, return on average tangible common equity, tangible equity, and operating revenue. The most comparable GAAP measures are total equity to total assets, return on average assets, total equity and revenue, respectively. Tangible equity to tangible assets, return on average tangible common equity, and tangible equity all exclude total intangible assets. Operating revenue is a combination of net interest income and noninterest income. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance, and if not provided would be requested by the investor community. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP Financial Measures

5 Executive Summary 6I Management Team & Ownership Information 18II Assets Highlights 24III Liabilities Highlights 31IV Capital Highlights 34V Income Statement Highlights 37VI Appendix 44VII Table of Contents

6 I. Executive Summary

7 CBAN / NASDAQ Global Market 10-year term, 5-year no-call period Colony Bankcorp, Inc., the financial holding company of Colony Bank (the “Bank”) May 2022 Coupon Optional Redemption Regulatory Capital Use of Proceeds Expected Pricing Date Sole Placement Agent Issuer Ticker / Exchange Aggregate Principal Size Term Kroll Bond Rating Agency BBB-Credit Rating(1) Structured to comply with requirements for Tier 2 capital treatment at the holding company and, to the extent proceeds are contributed to the Bank, Tier 1 capital treatment at the Bank General corporate purposes $40 million Fixed [X%] for 5 years; Floating at SOFR + X% thereafter Redeemable at par in whole or in part any time after 5 years from date of issuance Terms of the Offered Securities Performance Trust Capital Partners, LLC (1) A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. Security Fixed-to-Floating Rate Subordinated Notes due 2032 Offering Type Regulation D Private Placement

Company Profile

Franchise Footprint[1]


Banking Branches (31)
Loan Production / Mortgage Offices (7)
Chickamauga
Canton
Rockmart
Athens
Augusta
LaGrange
Macon
Columbus
Statesboro
Fitzgerald
Savannah
Albany
Douglas
Valdosta

Company Overview

- Holding Company for Colony Bank was founded in 1982
- Headquartered in Fitzgerald, Georgia
- $2.7 billion in total assets at March 31, 2022
- Completed the acquisition of SouthCrest Financial Group, Inc. on August 1, 2021, creating Georgia's largest community bank and fourth largest bank headquartered in the State [2]
- Created Colony Insurance subsidiary and acquired seven insurance agencies in 2021
- 38 locations in Georgia and Alabama
- Track record of solid organic growth and strong financial performance
- Announced a cost efficiency initiative in first quarter of 2022 is expected to save $3.0 million per year starting in late third quarter 2022

Bank Financial Highlights

(dollars shown in thousands)	2019	2020	2021	2022Q1
Total Assets	$ 1,511,400	$ 1,760,944	$ 2,687,322	$ 2,682,488
Total Loans	$ 978,890	$ 1,111,889	$ 1,376,127	$ 1,378,260
Total Deposits	$ 1,296,271	$ 1,447,698	$ 2,382,541	$ 2,385,769
Total Equity	$ 164,476	$ 176,967	$ 243,283	$ 236,421
Loans / Deposits	75.52%	76.80%	57.76%	57.77%
NPAs / Assets	1.08%	1.24%	0.42%	0.24%
TCE / TA[3]	9.72%	9.09%	6.92%	6.67%
Net Interest Margin	3.72%	3.56%	3.44%	3.09%
ROAA	0.87%	0.77%	0.91%	0.84%
ROAE	8.36%	7.48%	9.53%	9.44%

Source: S&P Capital IQ Pro; company-provided documents
(1) The map above does not include the Company's loan production office in Birmingham, Alabama
(2) Community banks defined as banks having less than $10.0 billion in total assets as of March 31, 2022 that provide a full suite of consumer and commercial products
(3) See "Reconciliation of Non-GAAP Measures" on slide 52

COLONY BANKCORP, INC.

8

9 Experienced Management Team ▪ T. Heath Fountain (President & Chief Executive Officer) has over 21 years of banking experience ▪ Andy Borrmann (Executive Vice President & Chief Financial Officer) has over 18 years of banking experience and has been on the leadership team since the merger with SouthCrest Financial Group, Inc. that closed in August 2021 ▪ Lenny Bateman (Executive Vice President & Chief Credit Officer) has over 25 years of banking experience Robust Financial Performance ▪ Strong earnings highlighted by 2021Y ROAA of 0.89% and ROAE of 10.60% ▪ ROAA of 0.79% and ROAE of 8.76% for the quarter ended March 31, 2022 ▪ Annualized net interest margin has not fallen below 3.00% over the past 20 years; net interest margin of 3.09% for the quarter ended March 31, 2022 ▪ Approximately 12.5x debt service coverage post issuance based on 2022 consensus estimates(1) ▪ Net income increased to $5.3 million for the first quarter of 2022, compared to fourth quarter 2021 net income of $4.2 million Strong Capital Ratios ▪ The Bank will be well capitalized post-raise with a pro forma tier 1 risk-based ratio of 13.56% and leverage ratio of 8.82%(2) ▪ The Company’s debt / equity ratio will be 25.5% and double leverage ratio will be 102.5% post capital raise Pristine Asset Quality and Diversified Loan Portfolio ▪ NPAs / Assets of 0.25% at March 31, 2022 and Net Chargeoffs / Average Loans of 0.01% for the first quarter of 2022 ▪ Loan Loss Reserves / Gross Loans of 0.94% at March 31, 2022 (not reflective of additional merger-related credit marks) ▪ The Company’s loans / deposits ratio was 57.6% as of March 31, 2022 Continued Franchise Expansion in Attractive Markets ▪ The acquisition of SouthCrest Financial Group, Inc. that closed on 08/01/2021 solidified the Company as the largest community bank and fourth largest bank headquartered in the state of Georgia(3) Balanced Risk Profile ▪ PT Score™ of 185 (out of 500+) as of March 31, 2022 BEFORE the capital raise suggests low structural risk and a low overall risk score within the PT Score™ risk-reward spectrum; Pro Forma PT Score™ of 130 at March 31, 2023 with $19.1 million downstreamed to the Bank as equity Investment Highlights Source: S&P Capital IQ Pro; company-provided documents Note: Past performance does not guarantee future results (1) See page 15 for pro forma debt service coverage information (2) See page 14 for pro forma capital structure information (3) Community banks defined as banks having less than $10.0 billion in total assets as of March 31, 2022 that provide a full suite of consumer and commercial products

10 782 869 998 1,108 1,214 1,209 1,253 1,307 1,276 1,195 1,139 1,149 1,147 1,174 1,210 1,233 1,252 1,515 1,764 2,692 2,687 - 500 1,000 1,500 2,000 2,500 3,000 Company Timeline Source: S&P Capital IQ Pro; company-provided documents Acquired 1 branch from Planters First ($20mm in loans; $10mm in deposits) Acquired LBC Bancshares, Inc. on 5/1/19 ($207mm in assets) Acquired PFB Mortgage (>$100mm in loan production in 2019) Acquired East Georgia Homebuilder loan portfolio ($47mm in loans) Closed acquisition of SouthCrest Financial Group, Inc. on 8/1/21 (over $700mm in assets) Created Colony insurance subsidiary and acquired seven insurance agencies in 2021 Completed $63.5mm equity offering August - October 2021 October 2018 May 2019 May 2019 February 2020 August 2021 February 2022 2001 – 2022Q1 Total Assets ($MMs)

11 February 2022 Common Equity Offering Source: S&P Capital IQ Pro; equity offering press release (1) See “Reconciliation of Non-GAAP Measures” on slide 52 ▪ February 10, 2022 – The Company completed an underwritten public offering of 3,848,485 shares of its common stock (which included a full exercise of the option by the underwriters) at a public offering price of $16.50 per share for gross proceeds of approximately $63.5 million ▪ The net proceeds to the Company after underwriting discounts and estimated expenses, and including the underwriters’ exercise of the option, were approximately $59.5 million ▪ The net proceeds of the offering more than offset the change in AOCI in the first quarter of 2022 ▪ Consolidated TCE/TA increased from 5.98% at 12/31/21 to 7.25% at 3/31/22 157,412 5,324 (1,477) 59,750 (31,027) 469 190,451 ($50,000) $0 $50,000 $100,000 $150,000 $200,000 12/31/21 TCE Q1 Net Income Dividend to Shareholders Change in Common Stock & Surplus Change in AOCI Reduction in Intangibles 3/31/22 TCE ($ in thousands) Tangible Common Equity Net Changes in Q1 2022 TCE/TA(1) = 5.98% TCE/TA(1) = 7.25%

12 Attractive Markets Source: S&P Capital IQ Pro Note: Includes top 11 CBAN MSAs (total of 17 MSAs); Branch-level financial detail based on FDIC data as of June 30, 2021; Demographic data is estimated as of January 1, 2022 and based on 2021 U.S. Census data and annual surveys performed by Nielsen Douglas Statesboro 2022 - 2027 Projected Population Growth 6.16% 2022 - 2027 Projected Household Income Growth 18.00% 5.38% 5.24% 4.57% 4.43% 3.61% 3.39% 3.02% 2.47% 2.28% 2.14% 1.50% 0.00% 3.00% 4.50% 6.00% Statesboro Atlanta Warner Robins Savannah Chattanooga Valdosta Cedartown Columbus La Grange Douglas Tifton 12.60% 11.85% 11.58% 11.30% 10.37% 10.12% 10.05% 9.86% 9.79% 9.79% 9.64% 9.00% 6.00% 3.00% 0.00% 12.00% 15.00% Cedartown Atlanta Columbus Valdosta Dublin Moultrie Chattanooga Tifton Thomaston CBAN MSA

13 Noninterest Income Divisions ▪ Increased volume in mortgage division production: ▪ $97.2mm in production in 1Q22 ▪ $405.0mm in production in FY 2021 ▪ $337.9mm in production in FY 2020 ▪ Added experienced origination teams in Athens, Atlanta, Augusta, LaGrange, and Savannah, focused on expanding business ▪ 55 full-time employees within the mortgage division ▪ Originators are focused on purchase business through relationships with real estate agents and builders Source: Company-provided documents The Company has significant noninterest income contributions that are countercyclical and provide meaningful cash flow in varying interest rate environments ▪ Closed $5.8mm in SBA loans and sold $13.5mm in SBA loans during 1Q22 ▪ Closed $100.0mm and sold $58.3mm during in 2021 ▪ Strong loan pipeline expected for 2Q22 ▪ Originated loans under SBA Paycheck Protection Program ("PPP") resulting in 950 loans totaling over $52.4mm in 2021 ▪ Originated 1,672 PPP loans totaling over $137.8mm in 2020 ▪ $387k in PPP loans remained on the books as of March 31, 2022 Mortgage Small Business Specialty Lending

Pro Forma Impact - $40mm Issuance

($000s)

Consolidated Pro Forma Regulatory Capital	Actual 03/31/22	Sub Debt Adj.	Pro Forma 03/31/22
Common Equity Before Adjustments	$ 250,277	$ (940)	$ 249,337
Less: DTAs from NOL and Tax Credit	131	-	131
Less: Goodwill Net of DTLs	52,882	-	52,882
Less: Other Intangible Assets Net of DTLs	5,808	-	5,808
Less: AOCI - Unrealized Gains	(37,202)	-	(37,202)
Common Equity Tier 1 Capital Pre-Deductions	228,658	(940)	227,718
Additional Tier 1 Capital	$ 23,500	-	23,500
Total Tier 1 Capital	$ 252,158	$ (940)	$ 251,218
Tier 2 Capital Instruments	$ -	$ 40,000	$ 40,000
ALLL Includable in Tier 2 Capital	12,919	-	12,919
Total Tier 2 Capital	12,919	40,000	52,919
Total Capital	$ 265,077	$ 39,060	$ 304,137
Average Total Consolidated Assets	$ 2,722,500	39,060	2,761,560
Less: Deductions from CET1 and Additional T1	58,821	-	58,821
Total Assets for Leverage Ratio	2,663,679	39,060	2,702,739
Total Risk-Weighted Assets	1,722,500	7,812	1,730,312
Common Equity Tier 1 Ratio	13.27%		13.16%
Leverage Ratio	9.47%		9.29%
Tier 1 Risk-Based Ratio	14.64%		14.52%
Total Risk-Based Capital Ratio	15.39%		17.58%

($000s)

Bank Level Pro Forma Regulatory Capital	Actual 03/31/22	Sub Debt Adj.	Pro Forma 03/31/22
Common Equity Before Adjustments	$ 236,422	$ 19,060	$ 255,482
Less: DTAs from NOL and Tax Credit	131	-	131
Less: Goodwill Net of DTLs	52,882	-	52,882
Less: Other Intangible Assets Net of DTLs	5,808	-	5,808
Less: AOCI - Unrealized Gains	(37,202)	-	(37,202)
Common Equity Tier 1 Capital	214,803	19,060	233,863
Additional Tier 1 Capital	-	-	-
Total Tier 1 Capital	$ 214,803	$ 19,060	$ 233,863
Tier 2 Capital Instruments	$ -	$ -	$ -
ALLL Includable in Tier 2 Capital	12,919	-	12,919
Total Tier 2 Capital	12,919	-	12,919
Total Capital	$ 227,722	$ 19,060	$ 246,782
Average Total Assets	2,689,968	19,060	2,709,028
Less: Deductions from CET1 and Additional T1	58,821	-	58,821
Total Assets for Leverage Ratio	2,631,147	19,060	2,650,207
Total Risk-Weighted Assets	1,721,185	3,812	1,724,997
Common Equity Tier 1 Ratio	12.48%		13.56%
Leverage Ratio	8.16%		8.82%
Tier 1 Risk-Based Ratio	12.48%		13.56%
Total Risk-Based Capital Ratio	13.23%		14.31%

Assumptions

- Analysis assumes $19.1 million of subordinated debt gross proceeds are downstreamed to the Bank
  - $20 million of the subordinated debt gross proceeds will be held at the Company to maximize flexibility
- Assumes a 20% risk weighting on subordinated debt net proceeds and 2.35% total transaction costs related to the capital raise

Combined with approximately $28.5mm of cash currently at the Holding Company, the new issuance will result in the Company retaining approximately $48.5mm at the Holding Company that is available to be downstreamed to the Bank, held for debt service coverage, and other general corporate purposes

Source: S&P Capital IQ Pro

COLONY BANKCORP, INC.

14

Debt Service Coverage Ratio - $40mm Issuance

($ in thousands)

Interest Coverage		2022E	2022 Pro Forma
	Consolidated Pre-Tax Earnings		
	Consolidated Pre-Tax Income[1]	31,737	31,737
	Interest Expense on Previously Held Debt[2]	589	589
A	**Pre-Tax Earnings Before BHC Debt Interest Expense**	**32,326**	**32,326**
	BHC Debt Interest Expense		
	New Sub Debt Interest Expense at 4.75%	-	1,900
	New Sub Debt Interest Expense at 5.00%	-	2,000
	New Sub Debt Interest Expense at 5.25%	-	2,100
	Interest Expense on Previously Held Debt	589	589
B	Total Interest Expense - New Sub Debt at 4.75%	589	2,489
C	Total Interest Expense - New Sub Debt at 5.00%	589	2,589
D	Total Interest Expense - New Sub Debt at 5.25%	589	2,689
	Pro Forma Interest Coverage - A / B	**54.9x**	**13.0x**
	Pro Forma Interest Coverage - A / C	**54.9x**	**12.5x**
	Pro Forma Interest Coverage - A / D	**54.9x**	**12.0x**

Pro Forma Debt / Equity and Double Leverage	Estimate 03/31/22	Pro Forma 03/31/22
Consolidated Equity[3]	$250,277	$249,337
Existing TruPS	23,500	23,500
Newly Issued Sub Debt	-	40,000
Debt / Equity	**9.4%**	**25.5%**
Debt / Equity (ex. AOCI)	**8.2%**	**22.2%**
Bank Equity	$236,422	$255,482
Double Leverage Ratio	**94.5%**	**102.5%**
Tier 1 Capital Double Leverage Ratio	**95.0%**	**102.2%**

Source: S&P Capital IQ Pro
(1) Reflects consensus analyst EBT estimate as of 4/25/22
(2) Includes one month of 2022 holding company debt interest expense before payoff and estimated TruPS interest expense for full year
(3) Pro Forma Consolidated Equity assumes total transaction costs of 2.35%

15

COLONY BANKCORP, INC.

16 Note: PT Score™ is a proprietary risk assessment system created using numerous call report based ratios selected by Performance Trust. PT Score™ is based on bank level data and does not incorporate holding company leverage or any other consolidated financial metrics. PT Score™ is based on unadjusted call report data and does not incorporate adjustments for one-time or other unusual items. PT Score™ is a risk management model designed to identify, measure, and track significant risk trends in depository financial institutions. An institution’s PT Score™ corresponds to a CAMELS equivalent rating to help provide an accurate picture of such institution’s level of risk. An institution’s score ranges from 0 to 500. The higher an institution’s PT Score™, the higher the implied level of risk. With respect to the information contained herein that has been obtained from public sources, while Performance Trust believes this information to be reliable, Performance Trust does not guarantee its accuracy, adequacy or completeness and is not responsible for any errors or omissions or for the results obtained from the use of such information. It is intended solely for the use of the individual or entity to whom it is addressed. The information is derived from research by Performance Trust. It is not a legal opinion and should not be construed to provide legal advice. The content is subject to change at any time and without notice. Relative Risk Analysis – PT ScoreTM Source: Performance Trust PT Score Note: PT Score Overview using March 31, 2022 financial data

17 Analysis includes the estimated effect of a $40.0 million sub debt issuance at the Company with $19.1 million of proceeds downstreamed to the Bank as common equity capital immediately. The timing and amount of the actual capital infusion to the Bank may differ. All other simulation adjustments based on standard PT Score assumptions, including no additional leverage or growth, no improvement or deterioration in credit quality, and a static balance sheet as of March 31, 2022. Relative Risk Analysis – PT ScoreTM Pro Forma Source: Performance Trust PT Score Note: PT Score Overview using March 31, 2022 financial data

18 II. Management Team & Ownership Information

Key Executive Officers

Name / Position	Age	Background
T. Heath Fountain *President &* *Chief Executive Officer*	46	Mr. Thomas Heath Fountain, CPA, has been President and Chief Executive Officer of the Company since July 2018. He previously served as Chief Executive Officer of Planters First Bank since July 2015. During his tenure at Planters First Bank, Mr. Fountain led growth initiatives that included adding two new markets, a secondary market mortgage division, and increasing loans and deposits over $50 million in three years. Prior to this, Mr. Fountain joined Heritage Financial Group, Inc. (NASDAQ: HBOS) in 2003 where he served as Chief Financial Officer since 2007 as well as Chief Administrative Officer and Executive Vice President since 2011. Mr. Fountain was a key member of Heritage's executive management team that grew the Company from less than $400 million in assets and 6 offices in Albany, GA to $1.8 billion in assets and over 50 offices at the time of its ultimate sale to Renasant Corporation in July 2015. He is a Certified Public Accountant and has an accounting degree from the University of Georgia. ***Years in Banking: 21*** ***Years at the Company: 3***
David Andrew "Andy" Borrmann *Executive Vice President* *& Chief Financial Officer*	51	Mr. David Andrew Borrmann served as the Chief Financial Officer at SouthCrest Financial Group, Inc. before joining the Company in 2021. He began as Executive Vice President and Chief Strategy Officer of Colony Bankcorp, Inc in August 2021 and was recently promoted to Chief Financial Officer while still retaining his status of Executive Vice President. Mr. Borrmann served as Senior Vice President of Finance at SouthCrest Financial Group, Inc. since September 2011. Mr. Borrmann has financial analysis and strategy experience. Mr. Borrmann served as a Vice President of FIG Equity Research at Morgan Keegan & Company, Inc. and Morgan Keegan & Company, Inc., Research Division and expanded its coverage of small and community banks in the southeastern United States. He spent three years covering financial institutions and spent six years developing quantitatively driven stock selection models for both buy-side and sell-side firms. He served as an Equity Analyst at SunTrust Robinson Humphrey, Inc., Research Division. He is a Graduate of Arizona State University. ***Years in Banking: 18*** ***Years at the Company: 1***

Source: Company-provided documents

19

COLONY BANKCORP, INC.

20 Key Executive Officers, continued Name / Position Age Background Edward "Lee" Bagwell Executive Vice President, Chief Risk Officer & General Counsel 54 Mr. Edward Lee Bagwell, III has been Executive Vice President, Chief Risk Officer and General Counsel of the Company and the Bank since May 2019. He served as Executive Vice President and Chief Credit Officer of the Company and the Bank from August 2017 until May 2019 and as Senior Vice President of the Company and Bank from October 2016 until August 2017. Mr. Bagwell has been the Bank's in-house legal counsel since 2008. Mr. Bagwell joined the Company in June 2003 as a Commercial Lender and in-house attorney with Colony Bank Southeast. Beginning in 2008, he served as in-house legal counsel of the Company and was in charge of the Bank's special assets. Prior to that time, Mr. Bagwell was in the private practice of law in Douglas, GA. Mr. Bagwell earned an Associate Degree in Business from South Georgia College in 1987, a BBA in Finance from the University of Georgia in 1989 and his Juris Doctorate from The Cumberland School of Law in 1992. Years in Banking: 18 Years at the Company: 18 Leonard H. “Lenny” Bateman Executive Vice President & Chief Credit Officer 48 Mr. Leonard H. “Lenny” Bateman, Jr. has been Executive Vice President and Chief Credit Officer of the Company since June 2020. He served as Senior Vice President and Senior Credit Officer at the Company from 2019 until June 2020. He previously served as President and CEO of Calumet Bank (subsidiary of LBC Bancshares, Inc.) from 2012 until May 2019, when it was acquired by the Company. He previously served as the Chief Credit Officer of the State Bank of Cochran in GA and as a Regional Credit Officer for Flag Bank for more than 6 years. A graduate of Valdosta State University, Mr. Bateman worked for SunTrust Bank following college. He is a Member of the LaGrange Lions Club and served as the President for the Troup/Chambers County Habitat for Humanity during 2010 - 2011. Currently, Mr. Bateman is serving on the Community Bankers Association Leadership Division Board of Directors. Years in Banking: 25 Years at the Company: 2 Source: Company-provided documents

Key Executive Officers, continued

Name / Position	Age	Background
Brian D. Schmitt *Executive Vice Chairman*	60	Mr. Brian D. Schmitt has been Executive Vice Chairman of the Company since August 2021. Formerly, Mr. Schmitt served as CEO and President of SouthCrest Financial Group, Inc. beginning August 2016. He has considerable experience in both business banking and the operation of financial institutions. His banking career began in 1983 at Home Federal, FSB. He served as an Atlanta Market CEO, Executive Vice President and Director of Mergers & Acquisitions of Heritage Financial Group, Inc. From 2006 to 2013, he served as the President and CEO of The PrivateBank and Trust Company's Georgia division. He founded The PrivateBank (Atlanta, GA) in 2001 and served as its Chairman, CEO and President. He served as the CEO and President of Piedmont Bancshares Inc. and its subsidiary, Piedmont Bank of Georgia. He founded Piedmont Bank of Georgia in 2001. He served as an Executive Vice President of Lending at Premier Bancshares, Inc. He has served as a Director of SouthCrest Financial Group Inc., SouthCrest Bank N.A., Director of The PrivateBank (Atlanta, GA)., and Director of Federal Home Loan Bank of Atlanta. Mr. Schmitt holds Bachelor's Degree in Finance from Troy State University. ***Years in Banking: 39*** ***Years at the Company: 1***
Kimberly Dockery *Executive Vice President & Chief Administrative Officer*	39	Ms. Kimberly C. Dockery serves as Chief Administrative Officer of the Company. Prior to joining the Company, Ms. Dockery served in a similar role as Chief Administrative Officer of Planters First Bank and also served in various management roles at Heritage Financial Group, Inc., where she supported organic and acquisitive growth initiatives. ***Years in Banking: 15*** ***Years at the Company: 3***

Source: Company-provided documents

COLONY BANKCORP, INC.

21

22 Key Executive Officers, continued Name / Position Age Background Max "Eddie" Hoyle Jr. Executive Vice President & Chief Banking Officer 64 Mr. M. Edward “Eddie” Hoyle, Jr. has been Executive Vice President of the Company since June 2011 and Chief Banking Officer since May 2019. He served as Regional Executive Officer from June 2011 until May 2019. He is primarily responsible for overseeing the Company’s west region and has been with the Company since February 2011. Mr. Hoyle was with Habersham Bank for approximately ten years and served as its Senior Vice President/Commercial Lending. He has been in the banking industry since March 1979. Years in Banking: 43 Years at the Company: 10 Source: Company-provided documents

23 Board Members & Insiders 7.6% Other 92.4% Holder Investor Type Shares Held Ownership (%) Jonathan Ross Director 484,543 2.76% Scott Downing Director 221,007 1.26% Harold Wyatt, I I I Director 132,850 0.75% Terry Hester Director 104,179 0.59% Brian Schmitt Director, Executive Officer 73,533 0.42% Mark Massee Director 63,464 0.36% T. Heath Fountain Director, Executive Officer 51,961 0.30% Edward Loomis , Jr. Director 48,000 0.27% M. Frederick Dwozan, Jr. Director 38,237 0.22% David Borrmann Executive Officer 25,106 0.14% M. Eddie Hoyle Executive Officer 25,693 0.14% Edward Bagwel l , I I I Executive Officer 22,287 0.13% Leonard Bateman, Jr. Executive Officer 17,616 0.10% Kimberly Dockery Executive Officer 14,840 0.08% Matthew Reed Director 11,560 0.07% Meagan Mowry Director 9,411 0.05% Total Insider Ownership 1,344,287 7.6% Ownership Distribution By Holder TypeOwnership Disclosures ▪ Sizeable insider ownership means the board and management team have “skin in the game” ▪ Creates direct alignment with shareholders ▪ Promotes decision making that is long term in nature Ownership Information Source: Company-provided documents; Reflects beneficial ownership as of March 25, 2022

24 III. Assets Highlights

Balance Sheet Growth



Total Assets
($ in millions)
$3,000.0
$2,250.0
$1,500.0
$750.0
-
CAGR: 26.5%
$1,249.8
$1,511.4
$1,760.9
$2,687.3
$2,682.5
2018Y
2019Y
2020Y
2021Y
2022Q1



Total Loans
($ in millions)
$1,600.0
$1,200.0
$800.0
$400.0
-
CAGR: 19.1%
$781.5
$978.9
$1,111.9
$1,376.1
$1,378.3
2018Y
2019Y
2020Y
2021Y
2022Q1



Total Deposits
($ in millions)
$3,000.0
$2,250.0
$1,500.0
$750.0
-
CAGR: 27.4%
$1,086.1
$1,296.3
$1,447.7
$2,382.5
$2,385.8
2018Y
2019Y
2020Y
2021Y
2022Q1



Total Equity
($ in millions)
$300.0
$225.0
$150.0
$75.0
-
CAGR: 24.2%
$117.0
$164.5
$177.0
$243.3
$236.4
2018Y
2019Y
2020Y
2021Y
2022Q1

Source: S&P Capital IQ Pro
Note: Bank level data

COLONY BANKCORP, INC.

25

26 Portfolio Management Statistics03/31/22 Asset Class Breakdown ▪ The investment portfolio consists largely of commercial and residential mortgage-backed securities ▪ Historical investment portfolio returns(1): ▪ 1 year: (4.22%), 16th percentile(2) ▪ This number accounts for the acquisition of SouthCrest Financial Group, Inc. which closed on 8/1/21 ▪ 3 year: 0.56%, 27th percentile ▪ 5 year: 1.24%, 34th percentile ▪ Other Securities Portfolio information (3): ▪ Book yield: 1.67% ▪ Taxable equivalent yield: 1.71% Govt & Agency Secs 1% State & Political Subdiv Secs 26% RMBS 30% Treasury Secs 12% Other Securities 5% CMBS 23% ABS 3% Investment Portfolio Composition & Performance Source: S&P Capital IQ Pro Note: Bank level data; Past performance does not guarantee future results (1) Total return calculations based on Performance Trust Total Return calculations as of March 31, 2022 (2) Securities portfolio marked to market when US 10-year Treasury closed at 1.23% (3) Uniform Bank Performance Report for the Bank as of March 31, 2022

27 Q1 2022 Loan CompositionLoan Trends ($MM) ▪ As of 03/31/2022, the Bank has $387 thousand of PPP loans held on balance sheet ▪ Pre-Raise Concentrations: ▪ C&D: 75.1% ▪ CRE: 293.0% $782 $979 $1,112 $1,376 $1,378 $- $400 $800 $1,200 $1,600 2018Y 2019Y 2020Y 2021Y 2022Q1 Farm, 5.2% 1-4 Family 15.8% Ag. Prod., 1.8% C&I (excl. PPP) 8.2% Non Owner Occ. CRE 32.6% Owner Occ. CRE 17.2% Consumer, 1.3% Constr & Land Dev, 12.4% Other 2.2% Multifam 3.4% Loan Portfolio Diversification & Growth Source: S&P Capital IQ Pro Note: Bank level data

Historical Loan Composition & Yields

Colony Bank Loan Composition Since 2018

($ in thousands)

Loan Composition	12/31/2018 Balance	12/31/2018 % of Total	12/31/2019 Balance	12/31/2019 % of Total	12/31/2020 Balance	12/31/2020 % of Total	12/31/2021 Balance	12/31/2021 % of Total	03/31/2022 Balance	03/31/2022 % of Total
Construction	60,349	7.7%	96,159	9.8%	121,072	10.9%	165,532	12.0%	170,911	12.4%
1-4 Family	187,714	24.0%	205,583	21.0%	232,602	20.9%	228,169	16.6%	217,342	15.8%
Multifamily	35,314	4.5%	36,869	3.8%	26,084	2.3%	47,922	3.5%	46,221	3.4%
Comm RE (Non Farm/Res)	338,219	43.3%	438,181	44.8%	430,753	38.7%	670,270	48.7%	687,242	49.9%
C&I	57,410	7.3%	76,237	7.8%	174,322	15.7%	117,489	8.5%	112,609	8.2%
Farm RE	62,709	8.0%	65,082	6.6%	66,238	6.0%	71,603	5.2%	71,476	5.2%
Agricultural	16,799	2.1%	14,737	1.5%	16,722	1.5%	22,787	1.7%	24,492	1.8%
Consumer	18,485	2.4%	22,656	2.3%	21,615	1.9%	18,632	1.4%	18,202	1.3%
Other (Less Unearned Income)	4,527	0.6%	23,386	2.4%	22,481	2.0%	33,723	2.5%	29,765	2.2%
Total Gross Loans	**$781,526**	**100.0%**	**$978,890**	**100.0%**	**$1,111,889**	**100.0%**	**$1,376,127**	**100.0%**	**$1,378,260**	**100.0%**
Yield on 1-4 Family Loans	*5.42%*		*5.80%*		*5.47%*		*5.65%*		*5.43%*	
Yield on All Other RE Loans	*5.16%*		*5.52%*		*5.22%*		*4.68%*		*4.61%*	
Yield on C&I Loans	*5.58%*		*5.86%*		*3.66%*		*7.02%*		*5.39%*	
Yield on Loans and Leases	***5.27%***		***5.63%***		***5.11%***		***5.07%***		***4.70%***	
Yield on Earning Assets	*4.27%*		*4.56%*		*3.98%*		*3.62%*		*3.23%*	

Source: S&P Capital IQ Pro
Note: Bank level data

COLONY BANKCORP, INC.

28

29 As of 03/31/2022: ▪ Strong asset quality with NPAs / Assets of 0.24% ▪ 2022YTD Net Chargeoffs / Avg. Loans of 0.01% ▪ Loan Loss Reserves to Gross Loans of 0.94% ▪ $246k of OREO Portfolio Management StatisticsQ1 2022 Nonaccrual Loans By Type Owner Occ. CRE, 7.2% 1-4 Family, 65.5% Farm, 8.7% Consumer, 0.4% Constr & Land Dev, 1.1% C & I, 7.8% Other, 1.6% Non-Owner Occupied CRE, 7.7% Asset Quality Detail Source: S&P Capital IQ Pro Note: Bank level data

30 Loan Loss Reserves / NPLs NCOs / Avg. Loans Loan Loss Reserves / Total Loans NPAs / Assets 1.51% 1.08% 1.24% 0.42% 0.24% 0.00% 0.50% 1.00% 1.50% 2.00% 2018Y 2019Y 2020Y 2021Y 2022Q1 0.06% 0.17% 0.12% -0.01% 0.01% -0.25% 0.00% 0.25% 0.50% 0.75% 2018Y 2019Y 2020Y 2021Y 2022Q1 0.93% 0.70% 1.09% 0.94% 0.94% 0.00% 0.75% 1.50% 2.25% 3.00% 2018Y 2019Y 2020Y 2021Y 2022Q1 43% 46% 58% 116% 207% 0% 75% 150% 225% 300% 2018Y 2019Y 2020Y 2021Y 2022Q1 Asset Quality & Reserve Coverage Ratios Source: S&P Capital IQ Pro Note: Bank level data

31 IV. Liabilities Highlights

32 $2.4B Total Deposits Deposits ($000) NIB 592,969$ 24.9% IB Demand, Savings, & MMDA 1,453,797 60.9% Retail Time (<100k) 269,662 11.3% Jumbo Time (>100k) 69,341 2.9% Total 2,385,769$ 100.0% MRQ Cost of Deposits: 0.10% Loans / Deposits: 57.8% NIB 24.9% IB Demand, Savings, & MMDA 60.9% Retail Time (<100k) 11.3% Jumbo Time (>100k) 2.9% Deposit TrendsQ1 2022 Deposit Composition $1,086 $1,296 $1,448 $2,383 $2,386 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2018Y 2019Y 2020Y 2021Y 2022Q1 ($ in millions) Deposit Growth & Composition Source: S&P Capital IQ Pro Note: Bank level data

City Deposit Market Share

1

Fitzgerald, GA

2021 Rank	Institution (ST)	2,021.00 Branches	2,021.00 Deposits ($000s)	2021 Market Share (%)
1	Colony Bankcorp Inc. (GA)	1	$305,288	54.32%
2	CBC Holding Company (GA)	2	$196,348	34.94%
3	Wells Fargo & Co. (CA)	1	$44,032	7.83%
4	Planters First Bancorp (GA)	1	$16,364	2.91%
	Total For Institutions In Market	5	$562,032	

2

Atlanta, GA

2021 Rank	Institution (ST)	2,021.00 Branches	2,021.00 Deposits ($000s)	2021 Market Share (%)
1	Truist Financial Corp. (NC)	33	$43,499,556	36.19%
2	Bank of America Corporation (NC)	27	$28,778,604	23.95%
3	Wells Fargo & Co. (CA)	33	$19,822,960	16.49%
4	JPMorgan Chase & Co. (NY)	21	$4,360,336	3.63%
5	Synovus Financial Corp. (GA)	3	$4,118,733	3.43%
6	SouthState Corp. (FL)	5	$4,032,897	3.36%
7	Ameris Bancorp (GA)	12	$3,481,062	2.90%
8	Cadence Bank (MS)	3	$2,292,540	1.91%
9	Fifth Third Bancorp (OH)	6	$2,044,506	1.70%
10	The PNC Finl Svcs Grp (PA)	9	$1,371,293	1.14%
24	Colony Bankcorp Inc. (GA)	0	$153,147	0.13%
	Total For Institutions In Market	191	$120,186,099	

3

LaGrange, GA

2021 Rank	Institution (ST)	2,021.00 Branches	2,021.00 Deposits ($000s)	2021 Market Share (%)
1	Synovus Financial Corp. (GA)	3	$388,330	33.21%
2	SouthState Corp. (FL)	2	$176,474	15.09%
3	Colony Bankcorp Inc. (GA)	1	$146,462	12.52%
4	Bank of America Corporation (NC)	1	$135,927	11.62%
5	Truist Financial Corp. (NC)	2	$116,036	9.92%
6	The PNC Finl Svcs Grp (PA)	2	$114,185	9.76%
7	Community Bankshares Inc. (GA)	2	$69,783	5.97%
8	Renasant Corp. (MS)	1	$22,274	1.90%
	Total For Institutions In Market	14	$1,169,471	

4

Thomaston, GA

2021 Rank	Institution (ST)	2,021.00 Branches	2,021.00 Deposits ($000s)	2021 Market Share (%)
1	United Bank Corp. (GA)	2	$185,651	42.02%
2	Colony Bankcorp Inc. (GA)	1	$137,614	31.15%
3	WCG Bancshares Inc. (GA)	3	$111,439	25.22%
4	Peoples Bank of Georgia (GA)	1	$7,122	1.61%
	Total For Institutions In Market	7	$441,826	

Source: S&P Capital IQ Pro
Note: Deposit composition as of June 30, 2021; data released annually as of June 30

COLONY BANKCORP, INC.

33

34 V. Capital Highlights

35 9.1% 8.3% 8.2% 8.3% 9.4% 10.3% 10.7% 10.5% 10.3% 10.0% 9.9% 10.1% 9.8% 9.1% 7.5% 8.2% 12.7% 12.0% 13.0% 14.4% 16.3% 16.6% 17.3% 16.9% 16.0% 16.3% 15.5% 15.6% 14.2% 14.6% 12.2% 13.2% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% 21.0% 24.0% 27.0% 30.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Q1 Leverage Ratio Total Risk-Based Ratio Leverage Ratio Total Risk-Based Ratio Well-Capitalized Total Risk-Based Ratio(1) (10%) Well-Capitalized Leverage Ratio(1) (5%) Total Risk-Based Capital & Leverage Ratios – Bank Level Source: S&P Capital IQ Pro Note: Bank level data (1) “Expanded Community Bank Guide to the New Capital Rule for FDIC-Supervised Banks”

36 Tier 1 Risk-Based Ratio CET1 Ratio Total Risk-Based Ratio Leverage Ratio 9.77% 9.12% 7.53% 8.16% 0.00% 6.00% 12.00% 18.00% 24.00% 2019Y 2020Y 2021Y 2022Q1 13.54% 13.48% 11.40% 12.48% 0.00% 6.00% 12.00% 18.00% 24.00% 2019Y 2020Y 2021Y 2022Q1 13.54% 13.48% 11.41% 12.48% 0.00% 6.00% 12.00% 18.00% 24.00% 2019Y 2020Y 2021Y 2022Q1 14.19% 14.56% 12.18% 13.23% 0.00% 6.00% 12.00% 18.00% 24.00% 2019Y 2020Y 2021Y 2022Q1 Well-Capitalized Leverage Ratio(1) (5%) Well-Capitalized CET1 Ratio(1) (6.5%) Well-Capitalized Tier 1 Risk-Based Ratio(1) (8%) Well-Capitalized Total Risk-Based Ratio(1) (10%) Historical Regulatory Bank Capital Ratios Source: S&P Capital IQ Pro Note: Bank level data (1) “Expanded Community Bank Guide to the New Capital Rule for FDIC-Supervised Banks”

37 VI. Income Statement Highlights

38 0.28% 0.30% 0.48% 0.73% 0.80% 0.82% 0.74% 1.12% 0.87% 0.77% 0.91% 0.84% 2.97% 2.90% 4.64% 7.01% 7.82% 7.99% 7.77% 12.20% 9.48% 8.83% 12.09% 13.56% -25.00% -15.00% -5.00% 5.00% 15.00% 25.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022YTD ROAA ROATCE ROAA ROATCE Historical Profitability Source: S&P Capital IQ Pro Note: Bank level data; 2022YTD values as of March 31, 2022; Past performance does not guarantee future results (1) See “Reconciliation of Non-GAAP Measures” on slide 52 (1)

39 $9,304 $14,082 $23,392 $36,377 $36,956 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2018Y 2019Y 2020Y 2021Y 2022YTD Net Interest Income Noninterest Expense Noninterest Income Core Net Revenue Detail Source: S&P Capital IQ Pro Note: Bank level data; 2022YTD values as of March 31, 2022; values are annualized where appropriate ($ in thousands) $51,057 $41,753 $63,408 $49,326 $34,044 $47,073 $58,495 $78,853 $87,420 $79,814 $56,422 $103,879 $67,502 $114,484 $77,528

40 5.27% 5.63% 5.11% 5.07% 4.70% 2.24% 2.39% 2.02% 1.74% 1.71% 0.61% 0.87% 0.43% 0.16% 0.13% 0.66% 0.88% 0.46% 0.21% 0.14% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2018Y 2019Y 2020Y 2021Y 2022YTD Loan Yield Securities Yield (FTE) Cost of Int. Bearing Dep. Cost of Funds $41,753 $49,326 $56,422 $67,502 $77,528 3.63% 3.72% 3.56% 3.44% 3.09% 0.00% 1.50% 3.00% 4.50% 6.00% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2018Y 2019Y 2020Y 2021Y 2022YTD Net Interest Income NIM ($ in thousands) Key Components of NII and NIMNet Interest Income (NII) and Net Interest Margin (NIM) Net Interest Income & Net Interest Margin Source: S&P Capital IQ Pro Note: Bank level data; 2022YTD values as of March 31, 2022; values are annualized where appropriate

41 66.5% 73.1% 72.0% 74.4% 74.2% 2.81% 3.32% 3.54% 3.77% 3.25% 0.00% 1.25% 2.50% 3.75% 5.00% 0.0% 25.0% 50.0% 75.0% 100.0% 2018Y 2019Y 2020Y 2021Y 2022YTD N o n in terest Exp en se / A vg. A ssets Ef fi ci en cy R at io Efficiency Ratio (FTE) Noninterest Expense / Avg. Assets 12.2% 9.5% 8.8% 12.1% 13.6% 1.1% 0.9% 0.8% 0.9% 0.8% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 2018Y 2019Y 2020Y 2021Y 2022YTD R O A AR O A TC E ROATCE ROAA ROATCE & ROAAEfficiency Ratio & Noninterest Exp. / Avg. Assets Profitability & Expense Controls Source: S&P Capital IQ Pro Note: Bank level data; 2022YTD values as of March 31, 2022 (1) See “Reconciliation of Non-GAAP Measures” on slide 52 (1)

42 3.66% 3.50% 3.67% 3.50% 3.20% 3.09% 1.86% 1.63% 2.21% 1.90% 2.10% 1.89% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2020Q4 2021Q1 2021Q2 2021Q3 2021Q4 2022Q1 Net Interest Margin Net Noninterest Expense /AA Net NIE / AA = (Noninterest Expense – Noninterest Income) / Avg. Assets Net Interest Margin vs. Net Noninterest Expense Source: S&P Capital IQ Pro Note: Bank level data; values are annualized where appropriate

43 Net Interest Income Sensitivity Profile Interest Rate Scenario -400 -300 -200 -100 Base 100 200 300 400 Net Interest Income Change -4.6% -4.5% -4.5% -3.2% 0.0% 7.1% 14.4% 21.7% 28.6% Economic Value of Equity Sensitivity Profile Interest Rate Scenario -400 -300 -200 -100 Base 100 200 300 400 Economic Value of Equity Change -38.3% -37.9% -37.2% -13.3% 0.0% 7.0% 10.8% 11.9% 11.3% Asset-Liability Management Profile Source: S&P Capital IQ Pro Note: Rate shock sensitivity profiles as of December 31, 2021

44 VII. Appendix

Financial Highlights (Bank Regulatory)

	For the Years Ended: 12/31/2018	12/31/2019	12/31/2020	12/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	12/31/2018 3/31/2022 CAGR
Balance Sheet									
Total Assets ($000)	1,249,790	1,511,400	1,760,944	2,687,322	1,751,548	2,508,968	2,687,322	2,682,488	26.5%
Total Net Loans ($000)	781,526	978,890	1,111,889	1,376,127	1,053,528	1,336,557	1,376,127	1,378,260	19.1%
Total Deposits ($000)	1,086,063	1,296,271	1,447,698	2,382,541	1,548,822	2,205,467	2,382,541	2,385,769	27.4%
Tangible Equity ($000)(1)	116,256	144,943	158,409	181,653	156,652	181,220	181,653	174,901	
Loans / Deposits (%)	72.0	75.5	76.8	57.8	68.0	60.6	57.8	57.8	
(Cash + Securities) / Assets (%)	33.1	29.7	31.8	42.1	34.7	38.9	42.1	40.7	
TCE / TA (%)(1)	9.3	9.7	9.1	6.9	9.0	7.4	6.9	6.7	
Tier 1 Leverage Ratio (%)	10.1	9.8	9.1	7.5	8.8	8.6	7.5	8.2	
Total Risk-Based Capital Ratio (%)	15.6	14.2	14.6	12.2	15.0	12.7	12.2	13.2	
Profitability									
Net Income ($000)	13,506	12,293	12,657	19,015	4,119	5,878	3,870	5,662	
ROAA (%)	1.12	0.87	0.77	0.91	0.93	1.05	0.60	0.84	
ROAE (%)	12.15	8.36	7.48	9.53	9.52	11.26	6.38	9.44	
ROATCE (%)(1)	12.20	9.48	8.83	12.09	11.01	14.59	9.38	13.56	
Net Interest Margin (%)	3.63	3.72	3.56	3.44	3.67	3.50	3.20	3.09	
Efficiency Ratio (%)	66.5	73.1	72.0	74.4	75.0	74.6	79.1	74.2	
Noninterest Inc / Operating Rev (%)(1)	18.2	22.2	29.3	35.0	33.1	33.3	36.5	32.3	
Noninterest Inc / AA (%)	0.8	1.0	1.4	1.7	1.7	1.6	1.7	1.4	
Asset Quality (%)									
NPLs / Loans (%)	2.2	1.5	1.9	0.8	1.7	1.5	0.8	0.5	
NPAs / Assets (%)	1.5	1.1	1.2	0.4	1.0	0.8	0.4	0.2	
Texas Ratio (%)	15.3	10.8	12.8	5.9	10.6	10.9	5.9	3.5	
Reserves / Loans (%)	0.93	0.70	1.09	0.94	1.22	0.96	0.94	0.94	
NCOs / Avg Loans (%)	0.06	0.17	0.12	(0.01)	(0.07)	0.05	0.01	0.01	

Source: S&P Capital IQ Pro
Note: Bank level data
(1) See "Reconciliation of Non-GAAP Measures" on slide 52

COLONY BANKCORP, INC.

45

Select Consolidated Financial Data

	For the Years Ended: 12/31/2018	12/31/2019	12/31/2020	12/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	12/31/2018 3/31/2022 CAGR
Balance Sheet									
Total Assets ($000)	1,251,878	1,515,313	1,763,974	2,691,715	1,755,518	2,512,581	2,691,715	2,686,788	26.5%
Total Net Loans ($000)	774,249	972,027	1,099,762	1,363,217	1,040,657	1,323,680	1,363,217	1,365,341	19.1%
Total Deposits ($000)	1,085,125	1,293,742	1,445,027	2,374,608	1,542,214	2,195,122	2,374,608	2,350,786	26.9%
Total Equity ($000)	95,692	130,506	144,488	217,707	146,894	217,130	217,707	250,277	
Tangible Common Equity ($000) (1)	94,933	110,973	126,225	157,412	128,973	156,171	157,412	190,451	
Loans / Deposits (%)	72.0	74.9	73.3	56.3	66.3	59.7	56.3	57.6	
(Cash + Securities) / Assets (%)	33.2	30.1	32.2	42.7	35.2	40.3	42.7	42.1	
TCE / TA (%) (1)	7.6	7.4	7.2	6.0	7.4	6.4	6.0	7.2	
Tier 1 Leverage Ratio (%)	10.2	8.9	8.5	7.3	8.5	8.4	7.3	9.5	
Total Risk-Based Capital Ratio (%)	15.9	13.2	13.8	12.1	14.6	12.8	12.1	15.4	
Profitability									
Net Income ($000)	11,917	10,211	11,815	18,659	3,997	5,583	4,159	5,324	
ROAA (%)	0.99	0.72	0.70	0.89	0.90	0.98	0.64	0.79	
ROAE (%)	13.33	8.73	8.56	10.60	11.04	11.33	7.71	8.76	
Net Interest Margin (%)	3.55	3.61	3.50	3.39	3.63	3.43	3.18	3.09	
Efficiency Ratio (%)	69.6	71.4	71.4	70.5	72.1	70.0	75.6	74.4	
Noninterest Inc / Operating Rev (%) (1)	18.9	22.5	28.8	35.5	33.6	34.6	36.7	32.2	
Noninterest Inc / AA (%)	0.8	1.0	1.3	1.7	1.7	1.7	1.7	1.4	
Asset Quality (%)									
NPLs / Loans (%)	3.1	2.2	2.0	0.9	2.1	1.8	0.9	0.5	
NPAs / Assets (%)	2.1	1.5	1.3	0.5	1.2	1.0	0.5	0.3	
Texas Ratio (%)	25.7	19.4	16.4	7.7	15.4	15.1	7.7	NA	
Reserves / Loans (%)	0.93	0.70	1.09	0.94	1.22	0.96	0.94	0.94	
NCOs / Avg Loans (%)	0.06	0.17	0.12	(0.01)	(0.07)	0.05	0.01	0.01	

Source: S&P Capital IQ Pro
(1) See "Reconciliation of Non-GAAP Measures" on slide 52

COLONY BANKCORP, INC.

46

47 Tier 1 Risk-Based Ratio CET1 Ratio Total Risk-Based Ratio Leverage Ratio 8.92% 8.49% 7.25% 9.47% 0.00% 6.00% 12.00% 18.00% 24.00% 2019Y 2020Y 2021Y 2022Q1 10.33% 10.62% 9.87% 13.29% 0.00% 6.00% 12.00% 18.00% 24.00% 2019Y 2020Y 2021Y 2022Q1 12.52% 12.71% 11.28% 14.65% 0.00% 6.00% 12.00% 18.00% 24.00% 2019Y 2020Y 2021Y 2022Q1 13.17% 13.78% 12.05% 15.40% 0.00% 6.00% 12.00% 18.00% 24.00% 2019Y 2020Y 2021Y 2022Q1 Historical Regulatory Consolidated Capital Ratios Source: S&P Capital IQ Pro

48 0.21% 0.23% 0.41% 0.67% 0.73% 0.75% 0.65% 0.99% 0.72% 0.70% 0.89% 0.79% 2.67% 2.74% 4.96% 7.95% 8.23% 8.66% 8.51% 13.33% 8.73% 8.56% 10.60% 8.76% -25.00% -15.00% -5.00% 5.00% 15.00% 25.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022YTD ROAA ROAE ROAA ROAE Consolidated Profitability Trends Source: S&P Capital IQ Pro Note: 2022YTD values as of March 31, 2022; Past performance does not guarantee future results

Consolidated Asset Quality Trends


NPAs / Assets
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.10%
1.51%
1.29%
0.49%
0.25%
2018Y
2019Y
2020Y
2021Y
2022Q1


NCOs / Avg. Loans
0.75%
0.50%
0.25%
0.00%
-0.25%
0.06%
0.17%
0.12%
-0.01%
0.01%
2018Y
2019Y
2020Y
2021Y
2022Q1


Loan Loss Reserves / NPLs
300%
225%
150%
75%
0%
30%
32%
56%
101%
204%
2018Y
2019Y
2020Y
2021Y
2022Q1


Loan Loss Reserves / Total Loans
3.00%
2.25%
1.50%
0.75%
0.00%
0.93%
0.70%
1.09%
0.94%
0.94%
2018Y
2019Y
2020Y
2021Y
2022Q1

Source: S&P Capital IQ Pro

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49

Consolidated Balance Sheet

(dollars shown in thousands)	At December 31, 2018	2019	2020	2021	At March 31, 2022
Assets					
Cash & Cash Equivalents	$ 10,377	$ 15,570	$ 17,218	$ 18,975	$ 23,594
Int. Bearing Deposits	49,779	88,522	166,288	178,257	132,823
Securities	353,066	347,332	380,814	938,164	960,301
Loans Held for Sale	2,978	14,364	55,682	52,162	38,055
Net Loans	774,249	961,951	1,047,376	1,325,067	1,341,113
Premises & Equipment	28,831	32,482	32,057	43,033	43,010
OREO	1,841	1,320	1,006	281	246
Goodwill	202	16,477	15,992	52,906	52,902
Other Assets	30,555	37,295	47,541	82,870	94,744
Total Assets	**1,251,878**	**1,515,313**	**1,763,974**	**2,691,715**	**2,686,788**
Liabilities					
Deposits	$ 1,085,125	$ 1,293,742	$ 1,445,027	$ 2,374,608	$ 2,350,786
Borrowings	68,229	85,792	167,081	88,448	75,941
Other Liabilites	2,832	5,273	7,378	10,952	9,784
Total Liabilities	**1,156,186**	**1,384,807**	**1,619,486**	**2,474,008**	**2,436,511**
Stockholders' Equity					
Common Equity	$ 8,445	$ 9,499	$ 9,499	$ 13,674	$ 17,586
Paid in Capital	25,978	43,667	43,215	111,021	166,859
Retained Earnings	69,459	76,978	84,993	99,189	103,036
AOCI	(8,190)	362	6,781	(6,177)	(37,204)
Total Stockholders' Equity	**95,692**	**130,506**	**144,488**	**217,707**	**250,277**
Total Liabilities and Stockholders' Equity	**$ 1,251,878**	**$ 1,515,313**	**$ 1,763,974**	**$ 2,691,715**	**$ 2,686,788**

Source: S&P Capital IQ Pro; company-provided documents

50

51 Quarter Ended Year-Ended December 31, March 31, (dollars shown in thousands) 2018 2019 2020 2021 2022 Total Interest Income 49,022$ 60,483$ 63,125$ 70,586$ 20,237$ Total Interest Expense 8,226 12,637 7,880 4,397 1,049 Net Interest Income 40,797 47,846 55,245 66,189 19,188 Provision for Loan Losses (201) (1,104) (6,558) (700) (50) Net Interest Income after Provision for Loan Losses 40,596 46,742 48,687 65,489 19,138 Noninterest Income 9,621 14,004 24,244 36,290 9,152 Noninterest Expense: 35,300 48,136 58,301 78,625 21,805 Pre-Tax Net Income 14,918$ 12,610$ 14,630$ 23,154$ 6,485$ Income Tax Expense (3,000) (2,399) (2,815) (4,495) (1,161) Net Income 11,917$ 10,211$ 11,815$ 18,659$ 5,324$ Consolidated Income Statement Source: S&P Capital IQ Pro; company-provided documents

Reconciliation of Non-GAAP Measures

(Dollars shown in thousands, except per share data)	2021 First Quarter	2021 Second Quarter	2021 Third Quarter	2021 Fourth Quarter	2022 First Quarter
Return on average tangible common equity reconciliation (Bank)					
Annualized period net income	20,592	16,476	23,512	15,480	22,648
Average tangible common equity	151,189	149,646	161,151	165,032	167,021
Return on average tangible common equity	**13.62%**	**11.01%**	**14.59%**	**9.38%**	**13.56%**
Tangible common equity reconciliation (Bank)					
Total equity capital	$ 170,859	$ 175,353	$ 242,179	$ 243,283	$ 236,421
Total intangible assets	18,673	18,701	60,959	61,630	61,520
Tangible common equity	**$ 152,186**	**$ 156,652**	**$ 181,220**	**$ 181,653**	**$ 174,901**
Tangible common equity / tangible assets reconciliation (Bank)					
Tangible common equity	152,186	156,652	181,220	181,653	174,901
Tangible assets	1,777,265	1,732,847	2,448,009	2,625,692	2,620,968
Tangible common equity / tangible assets	**8.56%**	**9.04%**	**7.40%**	**6.92%**	**6.67%**
Noninterest income / operating revenue reconciliation (Bank)					
Net interest income	$ 14,532	$ 15,268	$ 18,403	$ 19,299	$ 19,382
Total noninterest income	8,570	7,544	9,193	11,070	9,239
Operating reveune	**$ 23,102**	**$ 22,812**	**$ 27,596**	**$ 30,369**	**$ 28,621**
Noninterest income	8,570	7,544	9,193	11,070	9,239
Noninterest income / operating revenue	**37.10%**	**33.07%**	**33.31%**	**36.45%**	**32.28%**
Tangible equity reconciliation (Company)					
Total equity capital	$ 143,487	$ 146,894	$ 217,130	$ 217,707	$ 250,277
Total intangible assets	18,088	17,921	60,959	60,295	59,826
Tangible equity	**$ 125,399**	**$ 128,973**	**$ 156,171**	**$ 157,412**	**$ 190,451**
Tangible common equity / tangible assets reconciliation (Company)					
Tangible common equity	125,399	128,973	156,171	157,412	190,451
Tangible assets	1,780,958	1,737,597	2,451,622	2,631,420	2,626,962
Tangible common equity / tangible assets	**7.04%**	**7.42%**	**6.37%**	**5.98%**	**7.25%**
Noninterest income / operating revenue reconciliation (Company)					
Net interest income	$ 14,231	$ 15,069	$ 17,868	$ 19,022	$ 19,188
Total noninterest income	8,605	7,610	9,438	11,039	9,128
Operating reveune	**$ 22,836**	**$ 22,679**	**$ 27,306**	**$ 30,061**	**$ 28,316**
Noninterest income	8,605	7,610	9,438	11,039	9,128
Noninterest income / operating revenue	**37.68%**	**33.56%**	**34.56%**	**36.72%**	**32.24%**

Source: S&P Capital IQ Pro; company-provided documents

COLONY BANKCORP, INC.

52